DERIVED INFORMATION [12/1/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CUSIP or ISIN
BBERG ID
Deal Name	Home Equity Asset Trust 2006-1
Issuer Name
Parent Name
Original Class Balance
Current Class Balance
Portfolio Name
Sector
Settle Date
Collateral Balance	$775,241,618
Original # of Loans	4,687
Avg. Loan Balance	$164,403
Initial WAC	7.31%
Initial WAM	356
Rem. WAM	353
Moody's
S&P
Fitch
Moody's
S&P
Fitch
WA FICO	621
< 500	0.10%
< 550	9.30%
<575	19.40%
< 600	34.10%
> 650	27.00%
> 700	7.50%
WA DTI	41.60%
> 40%	63.60%
> 45%	42.10%
WA LTV	80.10%
> 80	37.50%
> 90	10.30%
% IO	29.90%
IO FICO	650
IO with FICO <575	0.30%
IO Term	63
IO Term %	IO Term %: 0(70.1%), 60(26.8%),120(1.9%), 24(0.9%), 36(0.3%)
IO LTV	80.70%
% 15 yr Fixed	0.60%
%30 yr FIXED	11.20%
% Balloons	5.40%
40 yr	5.00%
2/28 Hybrids	77.20%
3/27 Hybrids	4.50%
5/25 Hybrids	1.30%
<= 1/29 Hybrids	0.30%
% 2nd Lien	3.50%
% Silent 2nds	21.40%
MTA?
MTA Limit
Negam?
MI Company
MI coverage %
Single Family	84.00%
2-4 Family	5.50%
Condo	4.80%
Co-op	0.00%
PUD	5.60%
MH	0.10%
Owner	95.00%
Second Home	0.30%
Investor	4.70%
Refi	4.20%
Cash Out	62.90%
Purchase	32.80%
Full Doc	73.40%
Reduced Doc	9.70%
No Doc	0.10%
State 1	CA
% State 1	23.90%
State 2	FL
% State 2	10.80%
State 3	MD
% State 3	5.4
State 4	IL
% State 4	4.60%
Sub %	NJ
Initial OC %	2.30%
Target OC % before stepdown	2.30%
Target OC % after stepdown	4.60%
Other CE%
Total CE %
Initial Excess Interest	3.40%
Orignators 1	Verbal
% Orignators 1	Verbal
Orignators 2	Verbal
% Orignators 2	Verbal
Orignators 3	Verbal
% Orignators 3	Verbal
Issuer Contact
Issuer Number
Servicers 1	Wells Fargo
% Servicers 1	70%
Servicers 2	SPS
% Servicers 2	30%
Servicers 3
% Servicers 3
Servicer Contact
Servicer Number
Master Servicer
Trustee
Trustee Contact
Trustee Number
Credit Risk Manager
Underwriter
Derivatives
Credit Comments

Negam
Maxim Owned
Intex Stress
Term Sheet
Hard Prossup
Elect. Prossup

CUSIP or ISIN
BBERG ID	FBRSI 2005-4 M9
Deal Name	FBRSI 2005-4
Issuer Name	FBR SECURITIZATION 2005-4
Parent Name
Original Class Balance	$8,956,000
Current Class Balance
Portfolio Name
Sector
Settle Date
Collateral Balance	$995,151,745
Original # of Loans	5,170
Avg. Loan Balance	$192,486
Initial WAC	7.17%
Initial WAM
Rem. WAM
Moody's	Baa3
S&P	A-
Fitch
Moody's
S&P
Fitch
WA FICO	642
< 500	0.00%
< 550	8.10%
<575	13.33%
< 600	21.85%
> 650	44.43%
> 700	16.73%
WA DTI
> 40%
> 45%
WA LTV	81.74%
> 80	31.47%
> 90	11.06%
% IO	49.03%
IO FICO	656
IO with FICO <575
IO Term	24
IO Term %	46.68%
IO LTV	80.84%
% 15 yr Fixed	0.37%
%30 yr FIXED	5.59%
% Balloons	6.70%
40 yr
2/28 Hybrids	84.84%
3/27 Hybrids	2.49%
5/25 Hybrids	0.00%
<= 1/29 Hybrids	0.00%
% 2nd Lien	6.78%
% Silent 2nds
MTA?
MTA Limit
Negam?
MI Company
MI coverage %
Single Family	75.80%
2-4 Family	1.20%
Condo	9.16%
Co-op	0.00%
PUD	11.10%
MH	0.00%
Owner	95.31%
Second Home	0.92%
Investor	3.77%
Refi	1.61%
Cash Out	39.94%
Purchase	58.45%
Full Doc	39.93%
Reduced Doc	60.07%
No Doc	0.00%
State 1	CA
% State 1	60.76%
State 2	IL
% State 2	9.89%
State 3	TX
% State 3	7.86
State 4	FL
% State 4	5.93%
Sub %	3.45%
Initial OC %	0.70%
Target OC % before stepdown	0.70%
Target OC % after stepdown	1.40%
Other CE%
Total CE %
Initial Excess Interest
Orignators 1	RESMAE MORTGAGE
% Orignators 1
Orignators 2
% Orignators 2
Orignators 3
% Orignators 3
Issuer Contact
Issuer Number
Servicers 1	JPMORGAN
% Servicers 1
Servicers 2
% Servicers 2
Servicers 3
% Servicers 3
Servicer Contact
Servicer Number
Master Servicer	WELLS
Trustee	HSBC/WELINGTON
Trustee Contact
Trustee Number
Credit Risk Manager	CLAYTON
Underwriter	JPMROGAN
Derivatives
Credit Comments

Negam
Maxim Owned
Intex Stress
Term Sheet
Hard Prossup
Elect. Prossup